                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          March 12, 1998
                                                     -------------------------

                            ALLIANCE IMAGING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




        DELAWARE                      0-16334                  33-0239910
----------------------------   ------------------------      --------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                   Identification No.)

                        1065 NORTH PACIFICENTER DRIVE,
                                   SUITE 200
                           ANAHEIM, CALIFORNIA 92806
                        ------------------------------
                        (Address of principal executive
                          offices including Zip Code)




                                (714) 688-7100
                        ------------------------------
                        (Registrant's telephone number,
                             including area code)



                                     N.A.
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 12, 1998, a wholly owned subsidiary of Alliance Imaging, Inc. (the "Company") consummated the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company acquired (the "Acquisition") all of the outstanding common stock of Mobile Technology Inc. ("MTI"). The transaction is valued at approximately $100 million (including the assumption of indebtedness). The Company financed the cash portion of the transaction with bank financing provided by Bankers Trust Company, as administrative agent, and various lending institutions. A copy of the Merger Agreement is incorporated herein by reference. Assets acquired include MTI's mobile magnetic resonance imaging (MRI) business and equipment. The Company shall continue to operate MTI's business and use the MRI equipment.

         This event is the subject of a press release issued by the Company on January 13, 1998, incorporated herein by reference, and a press release issued by the Company on March 12, 1998, a copy of which is attached hereto as EXHIBIT 99.02 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             a) Financial Statements of Business Acquired. Financial Statements are not included herein and shall be filed on or before May 26, 1998.

             b) Pro Forma Financial Information. Pro forma financial information is not included herein and shall be filed on or before May 26, 1998.

             c)  Exhibits.

Exhibit                                             Reference
No.
2      Agreement and Plan of Merger dated           Incorporated herein by
       as of January 13, 1998, between MTI          reference is Exhibit 2 to
       Acquisition Corp. and Mobile Technology      the Form 8-K filed by the
       Inc.                                         Company on January 14, 1998

4      Stockholders' Agreement dated as of          Incorporated herein by
       January 13, 1998 among MTI Acquisition       reference is Exhibit 4 to
       Corp. and certain shareholders of Mobile     the Form 8-K filed by the
       Technology Inc.                              Company on January 14, 1998

99.01  Press Release dated January 13, 1998         Incorporated herein by
                                                    reference is Exhibit 99 to
                                                    the Form 8-K filed by the
                                                    Company on January 14,
                                                    1998

99.02  Press Release dated March 12, 1998           Filed herewith
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALLIANCE IMAGING, INC.
                                      (Registrant)


Dated:   March 27, 1998               By: /s/ Richard N. Zehner
                                         ----------------------------------
                                           Name:   Richard N. Zehner
                                           Title:  Chairman and Chief Executive
                                                   Officer